SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                             (Amendment No.     )


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                    6(e)(2))

 [x] Definitive Proxy Statement

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to Sect. 240.14a-11(c) or Sect. 240.14a-12


                        PROGENICS PHARMACEUTICALS, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [x] No fee required

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
                                                                       -------
     2) Aggregate number of securities to which transaction applies:
                                                                    -------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                               -------
     4)  Proposed aggregate value of transaction:
                                                 -------
     5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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
                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591


                                                                    May 4, 1999



Dear Stockholder:

          You are cordially invited to attend the Company's Annual Meeting of Stockholders to be held on Thursday, June 24, 1999 at 11:00 a.m. local time at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York.

          At this meeting, you will be asked to consider and vote upon the election of directors of the Company and the ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1999.

          The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is in any event important that your shares be represented and we ask that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

          Thank you for your cooperation.

                                   Very truly yours,

                                   PAUL J. MADDON, M.D., PH.D.
                                   Chairman of the Board of Directors

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

                       ________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ________________________________

                                                            Tarrytown, New York
                                                                    May 4, 1999

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PROGENICS PHARMACEUTICALS, INC. (the "Company"), a Delaware corporation, will be held at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York on Thursday, June 24, 1999 at 11:00 a.m. local time, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

          1. To elect eight directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

          2.   To   ratify    the   Board    of   Directors'    selection    of
     PricewaterhouseCoopers  LLP   to  serve   as  the   Company's  independent
     accountants for the fiscal year ending December 31, 1999; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.


          Only those stockholders of record at the close of business on April 26, 1999 will be entitled to receive notice of, and vote at, said meeting. A list of stockholders entitled to vote at the meeting is open to examination by any stockholder at the principal offices of the Company, 777 Old Saw Mill River Road, Tarrytown, New York 10591.

          All stockholders are cordially invited to attend the meeting in person. In any event, please mark your votes, then date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. Please note that the accompanying form of proxy must be returned to record your vote. The proxy is revocable by you at any time prior to its exercise. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.



                                   By order of the Board of Directors

                                   ROBERT A. MCKINNEY
                                   Secretary

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

                       ________________________________

                                PROXY STATEMENT
                       ________________________________


          This Proxy Statement is furnished to holders of the Common Stock, par value $.0013 per share (the "Common Stock"), of Progenics Pharmaceuticals, Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held at the Tarrytown Hilton, 455 South Broadway, Tarrytown, New York on Thursday, June 24, 1999, at 11:00 a.m. local time, and at any and all adjournments thereof. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company. The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about May 4, 1999.

          Shares of the Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them FOR the election of the eight nominees named herein and FOR ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1999.

          If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. A majority of the votes cast (excluding abstentions and broker non-votes) will be required for the ratification of the Board's selection of PricewaterhouseCoopers LLP as the Company's independent accountants.


                                    VOTING

          Only stockholders of record at the close of business on April 26, 1999 will be entitled to vote at the meeting or any and all adjournments thereof. As of April 26, 1999 the Company had outstanding 9,414,669 shares of the Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of the Common Stock registered in his or her name on the record date. A majority of all shares of the Common Stock outstanding constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

                BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
                          STOCKHOLDERS AND MANAGEMENT

          The following table sets forth certain information, as of March 30, 1999, except as noted, regarding the beneficial ownership of the Common Stock by (i) each person or group known to the Company to be the beneficial owner of more than 5% of the Common Stock outstanding, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named below and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

                                              Number of Shares
                                                Beneficially    Percent of
Name and Address of Beneficial Owner (1)         Owned (2)       Class (2)
-------------------------------------------   ----------------  ----------
Entities affiliated with Tudor Investment
  Corporation (3).........................         2,384,314       24.8%
  600 Steamboat Road with
  Greenwich, CT 06830
Paul Tudor Jones, II (4)..................         2,930,439       30.5%
  600 Steamboat Road
  Greenwich, CT 06830
Entities affiliated with Biotechnology
  Value Fund, L.P. (5)....................           573,000        6.1%
  227 West Monroe Street
  Chicago, Illinois  60606
State of Wisconsin Investment Board (6)...           500,000        5.3%
  P.O. Box 7842
  Madison, Wisconsin  53707
Paul J. Maddon, M.D., Ph.D. (7)...........         1,292,437       13.0%
Charles A. Baker (8)......................            56,250         *
Kurt W. Briner............................              -            -
Mark F. Dalton (9)........................         2,488,814       25.9%
Stephen P. Goff, Ph.D. (10)...............            63,500         *
Paul F. Jacobson (11).....................           199,039        2.1%
David A. Scheinberg, M.D., Ph.D. (12).....           161,788        1.7%
Ronald J. Prentki.........................             5,975         *
Robert J. Israel, M.D. (13)...............            89,746         *
Robert A. McKinney (14)...................            68,892         *
All directors and executive officers
  as a group (15).........................         4,426,441       42.1%
-----------------------------
*  Less than 1%

(1) Unless otherwise specified, the address of each beneficial owner is c/o the Company, 777 Old Saw Mill River Road, Tarrytown, New York 10591.

(2) Except as indicated and pursuant to applicable community property laws, each stockholder possesses sole voting and investment power with respect to the shares of Common Stock listed. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options and warrants that may be exercised within 60 days after March 30, 1999. Shares pursuant to such options and warrants are deemed outstanding for computing the percentage of beneficial ownership of the person holding such options and warrants but are not deemed outstanding for computing the percentage of beneficial ownership of any other person.

(3) Based on a Schedule 13G/A filed February 11, 1999, the number of shares owned by entities affiliated with Tudor Investment Corporation ("TIC") consists of 1,704,501 shares held of record by Tudor BVI Futures, Ltd., an international business company organized under the law of the British Virgin Islands ("Tudor BVI"), 142,851 shares of Common Stock issuable to Tudor BVI upon the exercise of currently exercisable warrants, 287,813 shares held of record by TIC, 164,499 shares held of record by Tudor Arbitrage Partners L.P. ("TAP"), 41,125 shares of Common Stock issuable to TAP upon the exercise of currently exercisable warrants, 22,500 shares held of record by Tudor Proprietary Trading, L.L.C. ("TPT"), 5,625 shares of Common Stock issuable to TPT upon the exercise of currently exercisable warrants and 15,400 shares of Common Stock issuable to Tudor Global Trading LLC ("TGT") upon the exercise of currently exercisable warrants. In addition, because TIC provides investment advisory services to Tudor BVI, it may be deemed to beneficially own the shares held by such entity. TIC disclaims beneficial ownership of such shares. TGT is the general partner of TAP. TGT disclaims beneficial ownership of shares held by TAP. The number set forth does not include shares owned of record by Mr. Jones and Mr. Dalton. See Notes 4 and 9.

(4) Includes 2,384,314 shares beneficially owned by entities affiliated with TIC. Mr. Jones is the Chairman and principal stockholder of TIC, the Chairman and indirect principal equity owner of TGT, the indirect principal equity owner of TAP and the Chairman and indirect principal equity owner of TPT. Mr. Jones may be deemed the beneficial owner of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC. Mr. Jones disclaims beneficial ownership of such shares. See Note 3.

(5) Based on a Schedule 13G/A filed February 3, 1999, Biotechnology Value Fund, L.P. shares voting and dispositive power with respect to 283,713 shares and BVF Partner, L.P. and BVF Inc. each share voting and dispositive power with respect to 573,000 shares.

(6) Based on a Schedule 13G/A filed February 2, 1999

(7) Includes 499,774 shares subject to stock options held by Dr. Maddon and exercisable within 60 days of the date hereof.

(8) Includes 3,750 shares of Common Stock issuable to the Baker Family Limited Partnership ("BFLP") upon the exercise of currently exercisable warrants, 15,000 shares owned by the BFLP, and 37,500 shares subject to stock options held by Mr. Baker and exercisable within 60 days of the date hereof.

(9) Includes 88,000 shares held of record directly by Mr. Dalton and 16,500 shares of record held by DF Partners, a family partnership of which Mr. Dalton is the managing general partner with a 5% interest. The remaining 95% partnership interest is held by trusts for the benefit of Mr. Dalton's children. As to such 95% interest, Mr. Dalton disclaims beneficial interest. The number set forth includes 2,384,314 shares beneficially owned by entities affiliated with TIC. Mr. Dalton is President of TIC, TGT and TPT. Mr. Dalton disclaims beneficial ownership of shares beneficially owned, or deemed beneficially owned, by entities affiliated with TIC. See
    Note 3.

(10)Includes  30,000   shares  subject  to  stock  options  held  by  Dr.  Goff
    exercisable within 60 days of the date hereof.

(11)Includes 3,750 shares of Common Stock issuable to Mr. Jacobson upon the exercise of currently exercisable warrants.

(12)Includes 938 shares of Common Stock issuable to Dr. Scheinberg upon the exercise of currently exercisable warrants and 157,100 shares subject to stock options held by Dr. Scheinberg exercisable within 60 days of the date hereof.

(13)Includes 89,064 shares subject to stock options held by Dr. Israel exercisable within 60 days of the date hereof.

(14)Includes 68,500 shares subject to stock options held by Mr. McKinney exercisable within 60 days of the date hereof.

(15)Includes shares held by affiliated entities as set forth in the above table and 1,095,377 shares in the aggregate issuable upon the exercise of stock options or warrants held by officers or directors or entities deemed affiliates of certain directors.

                      PROPOSAL I:  ELECTION OF DIRECTORS

          At the meeting, eight directors (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The proxies given pursuant to this solicitation will be voted in favor of the eight nominees listed below unless authority is withheld. Should a nominee become unavailable to serve for any reason, the proxies will be voted for an alternative nominee to be determined by the persons named in the proxy. The Board of Directors has no reason to believe that any nominee will be unavailable. Proxies cannot be voted for a greater number of persons than the number of nominees named. The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors.

Information Concerning Nominees

          The persons nominated as directors of the Company (all of whom are currently directors of the Company), their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

                                            Year
                                            First
                                           Elected
     Name                             Age  Director  Position with the Company
------------------------------------  ---  --------  -------------------------
Paul J. Maddon, M.D., Ph.D..........   39    1986    Chairman of the Board of
                                                     Directors, Chief
                                                     Executive Officer and
                                                     Chief Science Officer
Ronald J. Prentki...................   41    1998    Director and President
Charles A. Baker (1)................   66    1994    Director
Kurt W. Briner......................   54    1998    Director
Mark F. Dalton (1)..................   48    1990    Director
Stephen P. Goff, Ph.D. (2)..........   47    1993    Director
Paul F. Jacobson (1)(2).............   44    1990    Director
David A. Scheinberg, M.D., Ph.D. (2)   43    1996    Director
-----------------------------
(1) Member of Compensation Committee
(2) Member of Audit Committee

     Paul J. Maddon, M.D., Ph.D. is the founder of the Company and has served in various capacities since its inception, including Chairman of the Board of Directors, Chief Executive Officer, President and Chief Science Officer. From 1981 to 1988, Dr. Maddon performed research at the Howard Hughes Medical Institute at Columbia University in the laboratory of Dr. Richard Axel. Dr. Maddon serves on two NIH scientific review committees and is a member of the editorial board of the Journal of Virology. He received a B.A. in biochemistry and mathematics and an M.D. and a Ph.D. in biochemistry and molecular biophysics from Columbia University. Dr. Maddon has been an Adjunct Assistant Professor of Medicine at Columbia University since 1989.

     Ronald J. Prentki has been President of the Company since July of 1998. Prior thereto, he was Vice President of Business Development and Strategic Planning at Hoffmann-La Roche Inc. from 1996 to 1998, Vice President of Business Development at Sterling Winthrop (subsequently acquired by Sanofi Pharmaceuticals) from 1990 to 1996 and Director of Cardiovascular Products with Bristol-Myers Squibb International Division prior to 1990. Mr. Prentki received a B.S. in microbiology and Public Health from Michigan State University and an MBA from the University of Detroit.

     Charles A. Baker has been the Chairman, President and Chief Executive Officer of The Liposome Company, Inc., a biotechnology company located in Princeton, NJ, since 1989. Mr. Baker is currently a director of Regeneron Pharmaceuticals, Inc., a biotechnology company. He is a member of the Council of Visitors of the Marine Biological Laboratory at Woods Hole, MA. Mr. Baker has more than 30 years of pharmaceutical industry experience, and has held senior management positions at Pfizer, Abbott Laboratories, Squibb Corporation, and A.L. Laboratories. Mr. Baker received a B.A. from Swarthmore College and a J.D. from Columbia University.

     Kurt W. Briner is retired President and Chief Executive Officer of Sanofi Pharma S.A. in Geneva, Switzerland, a position he held from 1988, and he has nearly 30 years' experience in the pharmaceutical industry. He attended Humanistisches Gymnasium in Basel and Ecole de Commerce in Basel and Lausanne.

     Mark F. Dalton has been the President and a director of Tudor Investment Corporation, an investment advisory company, and its affiliates since 1988. From 1979 to 1988, he served in various senior management positions at Kidder, Peabody & Co. Incorporated, including Chief Financial Officer. Mr. Dalton is currently a director of several private companies as well as a closed-end investment fund listed on the Dublin Stock Exchange. Mr. Dalton received a B.A. from Denison University and a J.D. from Vanderbilt University.

     Stephen P. Goff, Ph.D. has been a member of the Company's Virology Scientific Advisory Board since 1988 and has been its Chairman since April 1991. Dr. Goff has been the Higgins Professor in the Departments of
Biochemistry and Microbiology at Columbia University since June 1990. He received an A.B. in biophysics from Amherst College and a Ph.D. in biochemistry from Stanford University. Dr. Goff performed post-doctoral research at the Massachusetts Institute of Technology in the laboratory of Dr. David Baltimore.

     Paul F. Jacobson, a private investor, was a Managing Director of fixed income securities at Deutsche Bank from January 1996 to November 1997. He was President of Jacobson Capital Partners from 1993 to 1996. From 1986 to 1993, Mr. Jacobson was a partner at Goldman, Sachs, where he was responsible for government securities trading activities. Mr. Jacobson received a B.A. from Vanderbilt University and an M.B.A. from Washington University.

     David A. Scheinberg, M.D., Ph.D. has been a member of the Company's Cancer Scientific Advisory Board since 1994. Dr. Scheinberg has been associated with Sloan-Kettering since 1986, where he has held the positions of Associate Professor (since 1994) and Chief (since 1992), Leukemia Service, Member of the Clinical Immunology Service (since 1987) and Head, Laboratory of Hematopoietic Cancer Immunochemistry, Sloan-Kettering Institute (since 1989). He also has held the position of Associate Professor of Medicine and Molecular Pharmacology, Cornell University Medical College (since 1994). He received a B.A. from Cornell University, and an M.D. and a Ph.D. in pharmacology and experimental therapeutics from The Johns Hopkins University.

Meetings and Committees of the Board of Directors

          During the fiscal year ended December 31, 1998, the Board of Directors of the Company held six meetings. Each of the incumbent directors except Dr. Goff attended more than 75% of the aggregate number of meetings held by the Board and the Committees thereof on which he served.

          The Audit Committee reviews the annual financial statements of the Company prior to their submission to the Board of Directors, consults with the Company's independent auditors, and examines and considers such other matters in relation to the internal and external audit of the Company's account and in relation to the financial affairs of the Company and its accounts, including the selection and retention of independent auditors. The Audit Committee held one meeting during the fiscal year ended December 31, 1998.

          The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee met twice during the fiscal year ended December 31, 1998.

          The Company has no standing nominating committee and no committee performing a similar function.

Compensation of Directors

          Directors who are not employees of the Company are paid $2,000 for each meeting of the Board of Directors attended in person, $1,000 for each meeting attended by telephone and $500 for participation in each telephonic meeting. For committee meetings held other than in conjunction with a meeting of the whole Board, non-employee directors are paid $1,000 for attendance in person and $500 for telephonic participation. For committee meetings held on the day after a meeting of the whole Board, non-employee directors are paid $500 for participation; for committee meetings held on the same day, no additional compensation. In addition, non-employee directors are granted each calendar quarter an option to purchase 2,500 shares of the Common Stock at a price equal to the fair market value thereof as of the date of grant.

          All of the directors are reimbursed for their expenses in connection with their attendance at Board and committee meetings. In addition, Dr. Goff and Dr. Scheinberg receive annual compensation in the amounts of $30,000 and $24,000, respectively, for their services as members of the Company's Virology Scientific Advisory Board and Cancer Scientific Advisory Board, respectively. See also "Certain Transactions."

Voting

          Those nominees  receiving a  plurality of  the  votes  cast  will  be
elected directors.   Abstentions  and broker  non-votes  will  not  affect  the outcome of the election.

          The Board of Directors of the Company deems the election of the eight nominees listed above as directors to be in the best interest of the Company and its stockholders and recommends a vote "FOR" their election.

                            EXECUTIVE COMPENSATION

          The following table sets forth information regarding the aggregate compensation paid by the Company for the three fiscal years ended December 31, 1998 to the Company's Chief Executive Officer and other executive officers whose total compensation exceeded $100,000 during the last fiscal year:

                          SUMMARY COMPENSATION TABLE

                                          Annual
                                      Compensation(1)        Stock
                             Fiscal  ------------------      Option      Other
Name and Principal Position   Year    Salary    Bonus        Grants       (2)
---------------------------  ------  --------  --------  --------------  ------
Paul J. Maddon, M.D., Ph.D.   1998   $275,000  $136,000  526,341 shares  $4,162
  Chairman of the Board,      1997    250,000   200,000     -             1,662
  Chief Executive Officer     1996    165,000    70,000     -             1,662
  and Chief Science Officer

Ronald J. Prentki (3)......   1998   $112,500  $ 93,800  191,382 shares  $2,500
  President

Robert J. Israel, M.D......   1998   $200,000  $ 51,300    1,182 shares  $2,500
  Vice President, Medical     1997    185,000    45,000   75,000 shares    -
  Affairs                     1996    175,000    25,000   18,750 shares    -

Robert A. McKinney.........   1998   $125,000  $ 28,800      705 shares  $2,500
  Vice President, Finance     1997    105,000    21,000   40,000 shares    -
  and Operations and          1996    100,000     9,000   15,000 shares    -
  Treasurer
-----------------------------
(1)Annual compensation consists of base salary and bonus. As to each individual named, the aggregate amounts of all perquisites and other personal benefits, securities and property not included in the summary compensation table above or described below do not exceed the lesser of $50,000 or 10% of the annual compensation.

(2)Other compensation consisted of matching contributions made by the Company under a defined contribution plan available to substantially all employees and, with respect to Dr. Maddon, an annual premium paid on a long-term disability policy.

(3)Mr. Prentki became an executive officer of the Company in July of 1998.


          The following table sets forth certain information relating to stock option grants to the executive officers named above during the fiscal year ended December 31, 1998:

      STOCK OPTION GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                            Percent
                                           of Total                        Potential Realizable Value
                               Number       Option                           at Assumed Annual Rates
                              of Shares     Shares     Exercise            of Stock Price Appreciation
                             Underlying     Granted     Price     Expir-         for Option Term
                               Options      to Em-       per      ation    ---------------------------
Name                         Granted<F1>  Ployees<F2>   Share      Date         5%            10%
---------------------------  -----------  -----------  --------  --------  ------------  -------------
Paul J. Maddon, M.D., Ph.D.    525,000       58.8%      $12.00   12/21/08   $3,962,036    $10,040,577
                                   653        <F3>       10.52     1/1/99        1,213          1,213
                                   688        <F3>       10.00     4/1/99        1,213          1,213

Ronald J. Prentki..........    190,000       21.3%      $ 9.25    10/7/08   $1,105,282    $ 2,801,002
                                   819        <F3>       10.52     1/1/99        1,522          1,522
                                   563        <F3>       10.00     4/1/99          993            993

Robert J. Israel, M.D......        682        <F3>       10.52     1/1/99   $    1,266    $     1,266
                                   500        <F3>       10.00     4/1/99          882            882

Robert A. McKinney.........        392        <F3>       10.52     1/1/99   $      728    $       728
                                   313        <F3>       10.00     4/1/99          551            551
-----------------------------

<F1>Options that  expired in  1999 were all granted under the Company's Employee
    Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan at exercise prices equal to the lower of the fair market value on the date of grant or 85% of the fair market value on the date of exercise. Options expiring in 2008 were all granted under the Company's Amended 1996 Stock Incentive Plan.


                                     -8-

<F2>The Company's employees were  granted options  during the  1998 fiscal year with respect to a total of 892,777 shares, 11,977 shares from the Company's Employee Stock Purchase Plan or Non-Qualified Employee Stock Purchase Plan and 880,800 shares from the Company's Amended 1996 Stock Incentive Plan.

<F3>Less than 1%.

          The following table sets forth information as to the exercises of options during the fiscal year ended December 31, 1998 and the number and value of unexercised options held by the executive officers named above as of December 31, 1998:

            AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES


                                 Exercises During            Number of
                                  the Fiscal Year        Shares Underlying      Value of Unexercised
                             -------------------------  Unexercised Options   In-the-Money Options<F1>
                              Number                    --------------------  ------------------------
                             of Shares      Value         Exer-     Unexer-      Exer-       Unexer-
 Name                        Acquired      Realized      cisable    cisable     cisable      cisable
---------------------------  ---------  --------------  ---------  ---------  -----------  -----------
Paul J. Maddon, M.D., Ph.D.    275,226  $2,187,204<F2>   399,774    600,000    $2,816,408    $715,250

Ronald J. Prentki..........       -           -             -       190,000          -       $593,750

Robert J. Israel, M.D......       -           -           69,376     80,624    $  581,024    $675,226

Robert A. McKinney.........       -           -           56,750     39,500    $  483,944    $330,813
-----------------------------

<F1>Based on a closing price of $12.375 on December 31, 1998 on the Nasdaq
    National Market.

<F2>Based on closing prices on the Nasdaq National Market of $14.625 on December
    10, 1998 and $12.125 on December 30, 1998, the respective dates of exercise.

Employment Agreements

          During 1998, the Company entered into an employment agreement with Paul J. Maddon, M.D., Ph.D. pursuant to which Dr. Maddon is to serve as Chairman of the Board, Chief Executive Officer and Chief Science Officer of the Company at an annual salary of $400,000 to increase at a rate of 3% per year and a discretionary bonus in an amount to be determined by the Board of Directors. The agreement expires on December 21, 2001, subject to automatic annual extensions absent 90-day notice of non-extension by either party. Under the agreement, Dr. Maddon was also granted options to purchase 525,000 shares of the Common Stock at exercise prices of $12.00 per share with respect to 500,001 shares and $13.20 per share with respect to 24,999 shares. The options with respect to 300,000 shares vest in equal portions on January 1, 1999, 2000 and 2001. The options with respect to 225,000 become fully vested on November 21, 2008 and become earlier vested if the average selling price for the Common Stock on the Nasdaq National Market exceeds certain specified levels. The agreement provides that, upon termination by the Company without cause (as defined in the agreement) or by Dr. Maddon for good reason (as defined in the agreement), the Company will continue for two years to pay Dr. Maddon's annual salary and benefits and a $50,000 annual bonus.

          During 1998, the Company entered into an employment agreement with Ronald J. Prentki pursuant to which Mr. Prentki is to serve as President of the Company at an annual salary of $225,000. The agreement expires on March 31, 2001, subject to automatic annual extensions absent 180-day notice of non-extension by either party. The agreement provides that, upon termination by the Company without cause (as defined in the agreement) or by Mr. Prentki for good reason (as defined in the agreement), the Company will continue for one year to pay Mr. Prentki's annual salary and benefits and an annual bonus to the extent paid to other senior executives of the Company. The agreement as originally entered into also provided for the grant to Mr. Prentki of a ten-year option to purchase 200,000 shares of the Common Stock at an exercise price of $14.50 per share. Pursuant to a decision by the Company to reprice the option, the agreement was amended effective October 8, 1998 to provide for the cancellation of the first option and the grant of a new ten-year option to purchase 190,000 shares of the Common Stock at an exercise price of $9.25 per share, the closing price on the Nasdaq National Market on the date of grant.

          The Company has in effect an employment arrangement with Robert J. Israel, M.D. pursuant to which Dr. Israel is to serve as Vice President, Medical Affairs of the Company at an annual salary of $200,000 and is entitled to nine months' salary if his employment is terminated by the Company without cause.

Compensation Committee Report on Executive Compensation and Option Repricing

          The Compensation Committee's policies applicable to the compensation of the Company's executive officers are based on the principle that total compensation should be set to attract and retain those executives critical to the overall success of the Company and should reward executives for their contributions to the enhancement of shareholder value.

          The key elements of the executive compensation package are base salary, employee benefits applicable to all employees, an annual discretionary bonus and long-term incentive compensation in the form of stock options. In general, the Compensation Committee has adopted the policy that compensation for executive officers should be competitive with that paid by leading biotechnology companies for corresponding senior executives. The Compensation Committee also believes that it is important to have stock options constitute a substantial portion of executive compensation in order to help executives align their interests with those of the stockholders.

          In determining the compensation for each executive officer, the Compensation Committee generally considers (i) data from outside studies and proxy materials regarding compensation of executive officers at comparable companies, (ii) the input of other directors regarding individual performance of each executive officer and (iii) qualitative measures of Company performance such as progress in the development of the Company's technology, the engagement of corporate partners for the commercial development and marketing of products and the success of the Company in raising the funds necessary to conduct research and development. The Compensation Committee's consideration of such factors is subjective and informal.

          The compensation of Paul J. Maddon, the Chief Executive Officer of the Company, for 1998 consisted of $275,000 in annual salary and $136,000 in a year-end discretionary bonus. In approving the year-end bonus, the increase in Dr. Maddon's annual salary from $250,000 to $275,000 and the new three-year employment agreement described above, the Compensation Committee considered the importance of the collaboration agreement with F. Hoffmann-La Roche, Ltd. entered into in 1998 and the Company's progress in its programs for the discovery of HIV therapeutics and the development of cancer vaccines and concluded that Dr. Maddon's leadership contributed significantly to the Company's achievements and progress in the past and that Dr. Maddon will continue to make significant contributions to the Company's performance in the future.

          In deciding to reprice the stock option granted to Ronald J. Prentki during the 1998 fiscal year, the Compensation Committee considered the facts that the option was intended to provide Mr. Prentki with substantial incentive compensation, that Mr. Prentki was in a position as President of the Company to make a significant contribution to the Company's success and that, while Mr. Prentki had been an employee of the Company for only three months, the option was substantially out of the money. The Compensation Committee concluded that the repriced option would increase the Company's ability to retain Mr. Prentki and provide him with incentive compensation in line with the enhancement with shareholder value.

                                        Compensation Committee of the
                                             Board of Directors

                                             Charles A. Baker
                                             Mark F. Dalton
                                             Paul F. Jacobson

Comparative Stock Performance Graph

          The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Pharmaceutical Index, assuming an investment of $100 on November 19, 1997, the date of the Company's initial public offering, in each of the Company's Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Nasdaq Pharmaceutical Index.

                                         Nasdaq      Nasdaq
                           Progenics     Market      Pharm.
                           ---------     ------      ------
                 11/19/97     100          100         100
                 12/31/97     175           98          97
                 12/31/98     155          138         125

Section 16(a) Beneficial Ownership Reporting and Compliance

          Based solely on a review of the reports under Section 16(a) of the Exchange Act and representations furnished to the Company during the last fiscal year, the Company believes that each of the persons required to file such reports is in compliance with all applicable filing requirements.


      PROPOSAL II:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP has served as the Company's independent accountants since 1994.

          A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. Although it is not required to do so, the Board of Directors is submitting the selection of independent accountants for ratification at the meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

          A majority of the votes cast (excluding abstentions and broker non-votes) at the meeting in person or by proxy is necessary for ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company.

          The Board of Directors of the Company deems the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II.


                                   FORM 10-K

          Stockholders may obtain without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December, 31, 1998 by directing written requests to Investor Relations, Progenics Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591.

                             STOCKHOLDER PROPOSALS

          All stockholder proposals which are intended to be presented at the Annual Meeting of Stockholders of the Company contemplated to be held in June 2000 must be received by the Company no later than December 31, 1999, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.


                                OTHER BUSINESS

          The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

          The prompt  return of  your proxy  will be appreciated and helpful in
obtaining the  necessary vote.   Therefore, whether or not you expect to attend
the meeting, please sign the proxy and return it in the enclosed envelope.


                                   By order of the Board of Directors

                                   ROBERT A. MCKINNEY
                                   Secretary

Tarrytown, New York
May 4, 1999

                        PROGENICS PHARMACEUTICALS, INC.
                          777 Old Saw Mill River Road
                           Tarrytown, New York 10591

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned  hereby appoints  Paul J.  Maddon, M.D.,  Ph.D., Ronald J.
Prentki and Robert A. McKinney, and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Progenics Pharmaceuticals, Inc. held of record by the undersigned on April 26, 1999 at the Annual Meeting of Stockholders to be held on June 24, 1999 or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

          Nominees:
 Paul J. Maddon, M.D., Ph.D.        STOCKHOLDERS MAY  WITHHOLD AUTHORITY TO
      Ronald J. Prentki             VOTE FOR  ANY NOMINEE BY DRAWING A LINE
       Charles A. Baker             THROUGH OR  OTHERWISE STRIKING  OUT THE
        Kurt W. Briner              NAME  OF   SUCH  NOMINEE.    ANY  PROXY
        Mark F. Dalton              EXECUTED  IN  SUCH  MANNER  AS  NOT  TO
    Stephen P. Goff, Ph.D.          WITHHOLD  AUTHORITY  TO  VOTE  FOR  THE
       Paul F. Jacobson             ELECTION OF ANY NOMINEE SHALL BE DEEMED
 David A. Scheinberg, M.D., Ph.D.   TO GRANT SUCH AUTHORITY.


        _ GRANT authority to vote for   _ WITHOLD authority to
          the eight nominees as a         vote for the eight
          group                           nominees as a group


2.   Ratification    of     the    Board    of    Directors'    selection    of
     PricewaterhouseCoopers  LLP   to  serve   as  the   Company's  independent
     accountants for the fiscal year ending December 31, 1999

        _ FOR           _ AGAINST       _ ABSTAIN

3. Authority to vote in their discretion on such other business as may properly come before the meeting

        _ FOR           _ AGAINST       _ ABSTAIN

     This proxy,  when properly  executed, will be voted in the manner directed
herein by  the undersigned  stockholder.   If no  direction is made, this proxy
will be voted for each of the proposals named above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.


                                   Dated                        , 1999
                                         -----------------------

                                   -----------------------------------
                                                (Signature)

                                   -----------------------------------
                                        (Signature if held jointly)


                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.